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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 August 20, 2002
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 000-26739                            22-35-31960
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         (Commission File Number)         (IRS Employer Identification No.)

                  750 College Road, Princeton, New Jersey 08540
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               (Address of principal executive offices) (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)

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Item 9.  Regulation FD Disclosure

            In connection with a Midquarter chat with investors on August 20, 2002, Tom Evslin, chairman and CEO of ITXC Corp. (the "Company"), anticipated reaffirming the guidance provided by the Company in its second quarter earnings release dated July 24, 2002. That guidance was as follows:

"ITXC reaffirms that it expects:

            o to spend between $30 and $40 million on capital expenditures for the year 2002;

            o to generate revenues between $270 and $300 million for the year ended December 31, 2002;

            o its cash, cash equivalents and marketable securities are ample for its current business plan and will not fall below $70 million prior to becoming cash flow positive in the absence of significant corporate transactions;

            o to report positive net income and cash flow within the 1st three quarters of 2003; and

            o to have restructuring charges of $150,000 each quarter until we find a lessor for our Beaverton Oregon facility."

This guidance is a "forward-looking statement" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the Company's forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, unanticipated technological difficulties; the volatile and competitive environment for Internet telephony and for telecommunications; changes in domestic and foreign economic, market, and regulatory conditions; the inherent uncertainty of financial estimates and projections; uncertainty inherent in litigation and in bankruptcy proceedings; the creditworthiness of our customers; future transactions; and other considerations described as "Risk Factors" in
Exhibit 99 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and in other filings by the Company with the SEC. All such forward-looking statements are current only as of the date on which such statements were made. ITXC does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

In addition, Mr. Evslin confirmed that, simultaneous with the Company's quarterly report on Form 10-Q, filed on August 14, 2002, the Company had filed the certifications required by the Sarbanes-Oxley Act of 2002 with the Securities and Exchange Commission. This Act requires that each periodic report containing financial statements

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be accompanied by a certification by the CEO and CFO that the report fully complies with the Securities Exchange Act.

The certifications signed by ITXC's CEO and CFO by ITXC reads in substance as follows:

In connection with the Quarterly Report of ITXC Corp. (the "Company") on Form 10-Q for the quarter ended June 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, [Tom I. Evslin/Edward B. Jordan], Chief [Executive/Financial] Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITXC CORP.

Date:  August 20, 2002                       By:  /s/ Theodore M. Weitz
                                             --------------------------------
                                             Name:  Theodore M. Weitz
                                             Title: Vice President, General
                                                    Counsel and Secretary